EXHIBIT 10.2(A)


                       AMENDMENT TO EMPLOYMENT AGREEMENT


            This Amendment to Employment Agreement (the "Amendment") is made as of 25th day of March, 1997 by and between STEINER LEISURE LIMITED, a Bahamas international business company (the "Company"), and Leonard I. Fluxman ("Employee").


                                  WITNESSETH:


            WHEREAS, the Company and Employee entered into an Employment Agreement dated October 23, 1996 (the "Employment Agreement"); and

            WHEREAS, the Company and Employee desire to amend the Employment Agreement as provided below.

            NOW,  THEREFORE,   in  consideration  of  the  premises  and  mutual
agreements hereinafter contained, the parties hereto agree as follows:

            1.    COMPENSATION.

                  Section  3(a)(i),  in its entirety,  and the first sentence of
Section 3(a)(iii) of the Employment Agreement are hereby amended so that, as amended, they shall read as follows:


                  (a) SALARY, ETC. Commencing as of January 1, 1997, except as otherwise expressly provided herein, the Company (or any Affiliate thereof) shall pay to Employee during the term hereof compensation as described in this Section 3(a), all of which shall be subject to such deductions as may be required by applicable law or regulation.

                        (i) BASE  SALARY.  A base  salary at the rate of (A) One
            Hundred Eighty-Three Thousand Seven Hundred Fifty Dollars [(U.S.) $183,750.00] for calendar year ("Year") 1997 and (B) no less than One Hundred Eighty-Three Thousand Seven Hundred Fifty Dollars [(U.S.) $183,750.00] for each Year thereafter during the term of this Agreement, subject to review by the Compensation Committee of the Board of Directors of the Company, payable in bi-weekly installments (the "Base Salary").

                        (iii) INCENTIVE  BONUS.  With respect to each Period (as
            defined below) and Year during the term hereof, additional cash compensation as described in this Section 3(a)(iii) (the "Incentive Bonus") based on a budget for each Year hereunder, including budgets for each Period (as defined below) within such Year, which budget includes an estimate of the Net Earnings (as defined below) for each such Period and for such Year and which budget shall have been approved for the purpose of the compensation payable hereunder by the Compensation Committee of the Board of Directors (the "Budget").

            2.    CHANGE IN CONTROL.

                  The third sentence of Section 5(e) of the Employment Agreement is hereby amended so that, as amended, it shall read as follows:

                  (e) CHANGE IN CONTROL.  ...  Notwithstanding the foregoing,  a
            Change in Control shall not be deemed to occur as a result of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities being acquired by (i) one or more employee benefit plans maintained by the Company or any entity directly or indirectly Controlled (as defined below) by the Company, (ii) the Company or any entity directly or indirectly Controlled by the Company or (iii) Clive E. Warshaw, the current Chairman, Michele Steiner Warshaw, the wife of Clive E. Warshaw (collectively, the "Warshaws"), or any entity directly or indirectly Controlled by either or both of the Warshaws, Employee or members of the Immediate Family (as defined below) of Employee.

            3. EFFECTIVE DATE. The effective date of the amendments to the Employment Agreement contained in this Amendment shall be January 1, 1997.

            4. NO OTHER AMENDMENT. Except as set forth in this Amendment, all provisions of the Employment Agreement shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                        STEINER LEISURE LIMITED




/S/ LEONARD I. FLUXMAN                  By:/S/ CLIVE E. WARSHAW
----------------------------------         -------------------------------------
Leonard I. Fluxman                          Clive E. Warshaw,
                                            Chairman of the Board and
                                            Chief Executive Officer

                                 EXHIBIT 10.3(A)


                       AMENDMENT TO EMPLOYMENT AGREEMENT


            This Amendment to Employment Agreement (this "Amendment") is made as of 25th day of March, 1997 by and between STEINER LEISURE LIMITED, a Bahamas international business company (the "Company"), and Michele Steiner Warshaw ("Employee").

                                  WITNESSETH:

            WHEREAS, the Company and Employee entered into an Employment Agreement dated October 21, 1996 (the "Employment Agreement"); and

            WHEREAS, the Company and Employee desire to amend the Employment Agreement as provided below.

            NOW,  THEREFORE,   in  consideration  of  the  premises  and  mutual
agreements hereinafter contained, the parties hereto agree as follows:

     1. EMPLOYMENT. Section 1 of the Employment Agreement is hereby amended by deleting the words "Senior Vice President-Development," and substituting in place thereof "Executive Vice President."

     2. COMPENSATION.

     Sections 3(a)(i) and 3(a)(iii), respectively, of the Employment Agreement are hereby amended so that, as amended, they shall read as follows:

                  (a) SALARY, ETC. Commencing as of January 1, 1997, except as otherwise expressly provided herein, the Company
            (or any Affiliate thereof) shall pay to Employee during the term hereof compensation as described in this Section 3(a), all of which shall be subject to such deductions as may be required by applicable law or regulation.

                        (i) BASE  SALARY.  A base  salary at the rate of
            (A) One Hundred Forty Thousand Dollars [(U.S.) $140,000.00] for calendar year ("Year") 1997 and (B) no less than One Hundred Forty Thousand Dollars [(U.S.) $140,000.00] for each Year thereafter during the term of this Agreement, subject to review by the Compensation Committee of the Board of Directors of the Company, payable in bi-weekly installments (the "Base Salary").

                        (iii) BONUS. Additional cash compensation in
            such amount in such amount as the Compensation Committee of the Board of Directors may, in its sole discretion, determine (the "Bonus").

     3. EFFECTIVE DATE. The effective date of the amendments to the Employment Agreement contained in this Amendment shall be January 1, 1997.

     4. NO OTHER AMENDMENT. Except as set forth in this Amendment, all provisions of the Employment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                        STEINER LEISURE LIMITED




/S/ MICHELE STEINER WARSHAW             By: /S/ LEONARD I. FLUXMAN
------------------------------             ------------------------------------
Michele Steiner Warshaw                 Leonard I. Fluxman,
                                        Chief Operating Officer and
                                        Chief Financial Officer

                                 EXHIBIT 10.4(A)


                       AMENDMENT TO EMPLOYMENT AGREEMENT


            This Amendment to the Employment Agreement (this "Amendment") is made as of 25th day of March, 1997 by and between STEINER TRANSOCEAN LIMITED, a Bahamas international business company (the "Company"), and Amanda Jane Francis ("Employee").

                                  WITNESSETH:

            WHEREAS, the Company and Employee entered into an Employment Agreement dated October 17, 1996 (the "Employment Agreement"); and

            WHEREAS, the Company and Employee desire to amend the Employment Agreement as provided below.

            NOW,  THEREFORE,   in  consideration  of  the  premises  and  mutual
agreements hereinafter contained, the parties hereto agree as follows:

            1.    COMPENSATION.

                  Sections   3(a)(i)  and   3(a)(iii),   respectively,   of  the
Employment Agreement are hereby amended so that, as amended, they shall read as follows:

                  (a) SALARY,  ETC.  Commencing as of January 1, 1997,
            except as otherwise expressly provided herein, the Company (or any Affiliate thereof) shall pay to Employee during the term hereof compensation as described in this Section 3(a), all of which shall be subject to such deductions as may be required by applicable law or regulation.

                        (i) BASE  SALARY.  A base  salary at the rate of (A) One
            Hundred Twenty Thousand Dollars [(U.S.) $120,000.00] for calendar year ("Year") 1997 and (B) no less than One Hundred Twenty Thousand Dollars [(U.S.) $120,000.00] for each Year thereafter during the term of this Agreement, subject to review by the Compensation Committee of the Board of Directors of the Company, payable in bi-weekly installments (the "Base Salary").

                        (iii) INCENTIVE BONUS. With respect to each calendar quarter ("Quarter") and Year during the term hereof, additional cash compensation as described in this Section 3(a)(iii) (the "Bonus") based on a budget for the Company for each Year hereunder, including budgets for each Quarter within such Year, which budget includes an estimate of the total revenues for the Company (the "STO" Revenues) for each Quarter and for such Year and which budget shall have been approved for the purpose of the compensation payable hereunder by the Compensation Committee of the Board of Directors of Steiner
            Leisure Limited. At the end of the first Quarter, if the STO Revenues shall have been met or exceeded for such date, Employee shall be entitled to receive an amount equal to Twenty Two Thousand Five Hundred Dollars [(U.S.) $22,500]. At the end of the second Quarter, if the STO Revenues shall have been met or exceeded for such date (cumulatively for the Year to date, and not solely for the second Quarter), Employee shall be entitled to receive an amount equal to Forty-Five Thousand Dollars [(U.S.) $45,000], less the amount paid with respect to the first Quarter. At the end of the third Quarter, if the STO Revenues shall have been met or exceeded for such date (cumulatively for the Year to date, and not solely for the third Quarter), Employee shall be entitled to receive an amount equal to Sixty-Seven Thousand Five Hundred Dollars [(U.S.) $67,500], less the amounts paid with respect to the first two Quarters. Any amount which Employee is entitled to receive with respect to the first three Quarters shall be payable one-half within forty-five
            (45) days after the end of each such Quarter and one-half within forty-five days after the end of the Year in question. At the end of the fourth Quarter, if the STO Revenues shall have been met or exceeded for such date (cumulatively for the Year to date, and not solely for the fourth Quarter), Employee shall be entitled to receive an amount equal to Ninety Thousand Dollars [(U.S.) $90,000], less the amounts paid with respect to the first three Quarters, within forty-five (45) days after the end of the fourth quarter. Notwithstanding the foregoing, Employee shall only be entitled to receive payment pursuant to this Section 3(a)(iii) with respect to a Quarter if she is employed hereunder on the last day of such Quarter.


            2. EFFECTIVE DATE. The effective date of the amendments to the Employment Agreement contained in this Amendment shall be January 1, 1997.

            3. NO OTHER AMENDMENT. Except as set forth in this Amendment, all provisions of the Employment Agreement shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                        STEINER LEISURE LIMITED



/S/ AMANDA JANE FRANCIS                 By:/S/ CLIVE E. WARSHAW
-------------------------------            -----------------------------
Amanda Jane Francis                     Clive E. Warshaw,
                                        Chairman of the Board and
                                        Chief Executive Officer

                                 EXHIBIT 10.5(A)

                        AMENDMENT TO SERVICE AGREEMENT

            This Amendment to Service Agreement (this "Amendment") is made as of 25th day of March, 1997 by and between ELEMIS LIMITED, a United Kingdom company (the "Company"), and Sean C. Harrington ("Employee").

                                  WITNESSETH:

            WHEREAS, the Company and Employee entered into an Service Agreement dated September 18, 1996 (the "Service Agreement"); and

            WHEREAS, the Company and Employee desire to amend the Service Agreement as provided below.

            NOW,  THEREFORE,   in  consideration  of  the  premises  and  mutual
agreements hereinafter contained, the parties hereto agree as follows:

     1. COMPENSATION.

     (a) BASE SALARY. Clause 5(a) of the Service Agreement is hereby amended to delete "(pound)50,000.00" on the third line thereof and replacing it with "(pound)52,500.00."

     (b) BONUS. The first sentence of clause 5(b)(ii) of the Service Agreement is hereby amended by deleting the words "Chairman of the Board" immediately before the bracketed language at the end of the sentence, and replacing those words with the words "Compensation Committee of the Board of Directors of Steiner Leisure Limited."

     2. EFFECTIVE DATE. The effective date of the amendments to the Service Agreement contained in this Amendment shall be January 1, 1997.

     3. NO OTHER AMENDMENT. Except as set forth in this Amendment, all provisions of the Service Agreement shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                        ELEMIS LIMITED



/S/ SEAN C. HARRINGTON                  By:/S/ CLIVE E. WARSHAW
-----------------------------              ------------------------------------
Sean C. Harrington                          Clive E. Warshaw,
                                            Chairman of the Board and
                                            Chief Executive Officer of
                                            STEINER LEISURE LIMITED,
                                            Duly authorized to sign

                                                                  EXHIBIT 10.6



                            STEINER LEISURE LIMITED

                             AMENDED AND RESTATED

                     1996 SHARE OPTION AND INCENTIVE PLAN





                            ADOPTED MARCH 23, 1997

STEINER LEISURE LIMITED 1996 SHARE OPTION AND INCENTIVE PLAN

1.    PURPOSE.

      The purpose of the Steiner Leisure Limited 1996 Share Option and Incentive Plan (hereinafter referred to as this "Plan") is to (i) assist Steiner Leisure Limited (the "Company") in attracting and retaining highly qualified, officers, key employees, directors and consultants for the successful conduct of its business; (ii) provide incentives and rewards for persons eligible for awards which are directly linked to the financial performance of the Company in order to motivate such persons to achieve long-range performance goals; and (iii) allow persons receiving awards to participate in the growth of the Company.

2.    DEFINITIONS.

      2.1   "BOARD" means the Board of Directors of the Company.

      2.2 "CHANGE IN CONTROL" A Change in Control of the Company shall be deemed to occur if any of the following circumstances have occurred after the closing of initial public offering of the Shares:

            (i) any transaction as a result of which a change in control of the Company would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K as in effect on the date hereof, pursuant to Sections 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirement, otherwise than through an arrangement or arrangements consummated with the prior approval of the Board;

            (ii) any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Exchange
                        Act (a) becomes the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, of more than 20% of the then outstanding voting securities of the Company, otherwise than through a transaction or transactions arranged by, or consummated with the prior approval of, the Board or (b) acquires by proxy or otherwise the right to vote for the election of directors, for any merger or consolidation of the Company or for any other matter or question, more than 20% of the then outstanding voting securities of the Company, otherwise than through an arrangement or arrangements consummated with the prior approval of the Board;

            (iii) during any period of 24 consecutive months (not including any period prior to the adoption of this Plan), Present Directors and/or New Directors cease for any reason to constitute a majority of the Board. For purposes of the preceding sentence, "Present Directors" shall mean individuals who, at the beginning of such consecutive 24 month period, were members of the Board and "New Directors" shall mean any director whose election by the Board or whose nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the Directors then still in office who were Present Directors or New Directors;

            (iv) any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act that is the "beneficial owner" as defined in Rule 13d-3 under the Exchange Act of 20% or more of the then outstanding voting securities of the Company commences soliciting proxies; and

            (v) with respect to a particular Employee, there occurs a "change in control," as such term is defined under any employment agreement or service agreement between the Company or any direct or indirect subsidiary thereof and such Employee, entered into before or after the date of adoption of this Plan (a "Change in Control Agreement"), which provides for, upon such change in control, the acceleration of the vesting of share options or otherwise affects awards that may be made under this Plan; provided, however, that this Section 2.2.(v) applies only with respect to the award or awards accelerated, or otherwise affected by such Change in Control under such Change in Control Agreement.

      2.3 "CODE" means the United States Internal Revenue Code of 1986, as currently in effect or hereafter amended.

      2.4 "COMMITTEE" means the committee appointed to administer this Plan in accordance with Section 4 of this Plan.

      2.5  "DISABILITY"  means  "permanent  and total  disability" as defined in
Section 22(e)(3) of the Code.

      2.6 "EMPLOYEE" means any employee of the Company or any direct or indirect subsidiary of the Company (a "Subsidiary"), fincluding officers of the Company and any Subsidiary, as well as such officers who are also directors of the Company.

      2.7 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      2.8 "EXERCISE PAYMENT" means a payment described in Section 8 upon the exercise of a Share Option.

      2.9 "FAIR MARKET VALUE," unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any date, the mean of the high and low prices reported per Share on the applicable date (i) as quoted on the Nasdaq National Market or the Nasdaq Small Cap Market (each, a "Nasdaq Market") or (ii) if not traded on a Nasdaq Market, as reported by any principal national securities exchange in the United States on which it is then traded (or if the Shares have not been quoted or reported, as the case may be, on such date, on the first day prior thereto on which the Shares were quoted or reported, as the case may be), except that in the case of a Share Appreciation Right that is exercised for cash during the first three (3) days of the ten (10) day period set forth in Section 7.4 of this Plan, "Fair Market Value" means the highest daily closing price per Share as reported on such Nasdaq Market or exchange during such ten (10) day period. Notwithstanding the foregoing, if a Share Appreciation Right is exercised during the sixty (60) day period commencing on the date of a Change in Control, the Fair Market Value for purposes of determining the Share Appreciation shall be the highest of (i) the Fair Market Value per Share, as determined under the preceding sentence; (ii) the highest Fair Market Value per Share during the ninety (90) day period ending on the date of exercise of the SAR; (iii) the highest price per Share shown on
Schedule 13D or an amendment thereto filed pursuant to Section 13(d) of the Exchange Act 1934 by any person holding 20% of the combined voting power of the Company's then outstanding voting securities; or (iv) the highest price paid or to be paid per Share pursuant to a tender or exchange offer as determined by the Committee. If the Shares are not reported or quoted on a Nasdaq Market or a national securities exchange, its Fair Market Value shall be as determined in good faith by the Committee.

      2.10 "INCENTIVE STOCK OPTION" or "ISO" means any Share Option granted to an Employee pursuant to this Plan which is designated as such by the Committee and which complies with Section 422 of the Code or any successor provision.

      2.11 "NON-QUALIFIED SHARE OPTION" means any Share Option granted to a Participant pursuant to this Plan which is not an ISO.

      2.12 "OPTION PRICE" means the purchase price of one Share upon exercise of a Share Option.

      2.13 "PERFORMANCE AWARD" means an award described in Section 10 of this Plan.

      2.14 "RETIREMENT" means retirement from employment by the Company or any Subsidiary by a Participant who has attained the normal retirement age under any applicable retirement plan (which is qualified under Section 401(a) of the Code) of the Company in which such Participant participates.

      2.15 "RESTRICTED SHARES" means Shares subject to restrictions on the transfer of such Shares, conditions of forfeitability of such Shares or any other limitations or restrictions as determined by the Committee.

      2.16 "SETTLEMENT DATE" means, (i) with respect to any Share Appreciation Rights that have been exercised, the date or dates upon which cash payment is to be made to the Participant, or in the case of Share Appreciation Rights that are to be settled in Shares, the date or dates upon which such Shares are to be delivered to the Participant; (ii) with respect to Performance Awards, the date or dates upon which Shares are to be delivered to the Participant; (iii) with respect to Exercise Payments, the date or dates upon which payment thereof is to be made; and (iv) with respect to grants of Shares, including Restricted Shares, the date or dates upon which such Shares are to be delivered to the Participant, in each case determined in accordance with the terms of the grant (including any award agreement) under which any such award was made.

      2.17 "SHARE" or "SHARES" means the common shares of the Company.

      2.18 "SHARE APPRECIATION" means the excess of the Fair Market Value per Share over the Option Price of the related Share, as determined by the Committee.

      2.19 "SHARE APPRECIATION RIGHT" or "SAR" means an award that entitles a Participant to receive an amount described in Section 7.2.

      2.20 "SHARE OPTION" or "OPTION" means an award that entitles a Partici-pant to purchase one Share for each Option granted.

3.    PARTICIPATION.

      The participants in this Plan ("Participants") shall be those persons who are selected to participate in this Plan by the Committee and who are (i) Employees serving in managerial, administrative or professional positions, (ii) directors of the Company or (iii) consultants to the Company or any Subsidiary.

4.    ADMINISTRATION.

      This Plan shall be administered and interpreted by a committee of two or more members of the Board appointed by the Board. Members of the Committee shall be "Non-Employee Directors" as that term is defined for purposes of Rule 16b-3(b)(3)(i) under the Exchange Act. All decisions and acts of the Committee shall be final and binding upon all Participants. The Committee shall: (i) determine the number and types of awards to be made under this Plan; (ii) set the Option Price, the number of Options to be awarded and the number of Shares to be awarded out of the total number of Shares available for award; (iii) establish any applicable administrative regulations to further the purpose of this Plan; (iv) approve forms of award agreements between the participant and the Company; and (v) take any other action desirable or necessary to interpret, construe or implement the provisions of this Plan. Prior to the appointment of the Committee by the Board, or if the Committee shall not be in existence at any time during the term of this Plan, this Plan shall be administered and interpreted by the Board and, in such case, all references to the Committee herein shall be deemed to refer to the Board.

5.    AWARDS.

     5.1 FORM OF AWARDS. Awards under this Plan may be in any of the following forms (or a combination thereof): (i) Share Options; (ii) Share Appreciation Rights; (iii) Exercise Payment rights; (iv) grants of Shares, including Restricted Shares; or (v) Performance Awards. The Committee may require that any or all awards under this Plan be made pursuant to an award agreement between the Participant and the Company. Such award agreements shall be in such form as the Committee may approve from time to time. The

Committee may accelerate awards and waive conditions and restrictions on any awards to the extent it may deem appropriate.

      5.2 MAXIMUM AMOUNT OF SHARES AVAILABLE. The total number of Shares (including Restricted Shares, if any) granted, or covered by Options granted, under this Plan during the term of this Plan shall not exceed 720,000. Solely for the purpose of computing the total number of Shares optioned or granted under this Plan, there shall not be counted any Shares which have been forfeited and any Shares covered by Options which, prior to such computation, have terminated in accordance with their terms or have been canceled by the Participant or the Company.

      5.3 ADJUSTMENT IN THE EVENT OF RECAPITALIZATION, ETC. In the event of any change in the outstanding Shares of the Company by reason of any share split, share dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change or in the event of any special distribution to the shareholders, the Committee shall make such equitable adjustments in the number of Shares and prices per Share applicable to Options then outstanding and in the number of Shares which are available thereafter for Option awards or other awards, both under this Plan as a whole and with respect to individuals, as the Committee determines are necessary and appropriate. Any such adjustment shall be conclusive and binding for all purposes of this Plan.

6.    SHARE OPTIONS.

      6.1 GRANT OF AWARD. The Company may award Options to purchase Shares, including Restricted Shares (hereinafter referred to as "Share Option Awards") to such Participants as the Committee authorizes and under such terms as the Committee establishes. The Committee shall determine with respect to each Share Option Award, and designate in the grant whether a Participant is to receive an ISO or a Non-Qualified Share Option.

      6.2 OPTION PRICE. The Option Price per Share subject to a Share Option Award shall be specified in the grant, but, to the extent any Share Option is an Incentive Stock Option, the Option Price in no event shall be less than the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing, if the Participant to whom an ISO is granted owns, at the time of the grant, more than ten percent (10%) of the combined voting power of the Company, the Option Price per Share subject to such grant shall be not less than one hundred ten percent (110%) of the Fair Market Value.

      6.3 TERMS OF OPTION. A Share Option that is an ISO shall not be transferable by the Participant other than as permitted under Section 422 of the Code or any successor provision, and, during the Participant's lifetime, shall be exercisable only by the Participant. Non-Qualified Share Options may be subject to such restrictions on transferability and exercise as may be provided for by the Committee in the terms of the grant thereof. A Share Option shall be of no more than ten (10) years' duration, except that an ISO granted to a Participant who, at the time of the grant, owns Shares representing more than ten percent (10%) of the combined voting power of the Company shall by its terms be of no more than five (5) years' duration. A Share Option by its terms shall vest in a Participant to whom it is granted and be exercisable only after the earliest of: (i) such period of time as the Committee shall determine and specify in the grant, but, with respect to Employees, in no event less than one
(1) year following the date of grant of such award; (ii) the Participant's death; or (iii) a Change in Control.

      6.4 EXERCISE OF OPTION. A Non-Qualified Share Option is only exercisable by a Participant who is an Employee while such Participant is in active employment with the Company or a Subsidiary or within thirty (30) days after termination of such employment, except (i) during the three-year period after a Participant's death, Disability or Retirement; (ii) during a three-year period commencing on the date of a Participant's termination of employment by the Company or a Subsidiary other than for cause; (iii) during a three-year period commencing on the date of termination, by the Participant or the Company or a Subsidiary, of employment after a Change in Control unless such termination of employment is by the Company or a Subsidiary for cause; or (iv) if the Committee decides that it is in the best interest of the Company to permit other exceptions. A Non-Qualified Stock Option may not be exercised pursuant to this paragraph after the expiration date of the Share Option.

            An Incentive Share Option is only exercisable by a Participant while the Participant is in active employment with the Company or a Subsidiary or within thirty (30) days after termination of such employment, except (i) during a one-year period after a Participant's death, where the Option is exercised by the estate of the Participant or by any person who acquired such Option by bequest or inheritance; (ii) during a three-month period commencing on the date of the Participant's termination of employment other than due to death, a Disability or by the Company or a Subsidiary other than for cause; or (iii) during a one-year period commencing on the Participant's termination of employment on account of Disability. An Incentive Share Option may not be exercised pursuant to this paragraph after the expiration date of the Share Option.

            An Option may be exercised with respect to part or all of the Shares subject to the Option by giving written notice to the Company of the exercise of the Option. The Option Price for the Shares for which an Option is exercised shall be paid on or within ten (10) business days after the date of exercise in cash (by certified or bank cashier's check), in whole Shares owned by the Participant prior to exercising the Option, in a combination of cash and such Shares or on such other terms and conditions as the Committee may approve. The value of any Share delivered in payment of the Option Price shall be its Fair Market Value on the date the Option is exercised.

      6.5 LIMITATION APPLICABLE TO ISOS. The aggregate Fair Market Value, determined as of the date the related Share Option is granted, of all Shares with respect to which ISOs are exercisable for the first time by a Participant in any one calendar year, under this Plan or any other share option plan maintained by the Company, shall not exceed $100,000.

7.    SHARE APPRECIATION RIGHTS.

      7.1 GENERAL. The Committee may, in its discretion, grant SARs to Participants who have received a Share Option Award. The SARs may relate to such number of Shares, not exceeding the number of Shares that the Participant may acquire upon exercise of a related Share Option, as the Committee determines in its discretion. Upon exercise of a Share Option by a Participant, the SAR relating to the Share covered by such exercise shall terminate. Upon termination or expiration of a Share Option, any unexercised SAR related to that Option shall also terminate. Upon exercise of SARs, such rights and the related Share Options, to the extent of an equal number of Shares shall be surrendered to the Committee, and such SARs and the related Share Options shall terminate.

      7.2 AWARD. Upon a Participant's exercise of some or all of the Participant's SARs, the Participant shall receive an amount equal to the value of the Share Appreciation for the number of SARs exercised, payable in cash, Shares, Restricted Shares, or a combination thereof, at the discretion of the Committee.

      7.3 FORM OF SETTLEMENT. The Committee shall have the discretion to determine the form in which payment of an SAR will be made, or to permit an election by the Participant to receive cash in full or partial settlement of the SAR. Unless otherwise specified in the grant of the SAR, if a Participant exercises an SAR during the sixty (60) day period commencing on the date of a Change in Control, the form of payment of such SAR shall be cash, provided that such SAR was granted at least six (6) months prior to the date of exercise, and shall be Shares if such SAR was granted six (6) months or less prior to the date of the exercise. Settlement for exercised SARs may be deferred by the Committee in its discretion to such date and under such terms and conditions as the Committee may determine.

      7.4 RESTRICTIONS ON CASH EXERCISE. Except in the case of an SAR that was granted at least six (6) months prior to exercise and is exercised for cash during the sixty (60) day period commencing on the date of the Change in Control, any election by a Participant to receive cash in full or partial settlement of the SAR, as well as any exercise by a Participant of the Participant's SAR for such cash, shall be made only during the period beginning on the third business day following the date of release of the quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

      7.5 RESTRICTIONS. An SAR is only vested, exercisable and transferable during the period when the Share Option to which it is related is also vested, exercisable and transferable, respectively. If the Participant is a person subject to Section 16 of the Exchange Act, the SAR may not be exercised within six (6) months after the grant of the related Share Option, unless otherwise permitted by law.

8.    EXERCISE PAYMENTS.

      The Committee may grant to Participants holding Share Options the right to receive payments in connection with the exercise of a Participant's Share Options ("Exercise Payments") relating to such number of Shares covered by such Share Options, and subject to such restrictions and pursuant to such other terms as the Committee may determine. Exercise Payments shall be in an amount determined by the Committee in its discretion, which amount shall not be greater than 60% of the excess of the Fair Market Value (as of the date of exercise) over the Option Price of the Shares acquired upon the exercise of the Option. At the discretion of the Committee, the Exercise Payment may be made in cash, Shares, including Restricted Shares, or a combination thereof.

9.    GRANTS OF SHARES.

      9.1 AWARDS. The Committee may grant, either alone or in addition to other awards granted under this Plan, Shares (including Restricted Shares) to such Participants as the Committee authorizes and under such terms (including the payment of a purchase price) as the Committee establishes. The Committee, in its discretion, may also make a cash payment to a Participant granted Shares or Restricted Shares under this Plan to allow such Participant to satisfy tax obligations arising out of receipt of such Shares or Restricted Shares.

      9.2 RESTRICTED SHARE AWARD. Awards of Restricted Shares shall be subject to such terms and conditions as are established by the Committee. Such terms and conditions may include, but are not limited to, the requirement of continued service with the Company, achievement of specified business objectives and other measurements of individual or business unit performance, the manner in which such Restricted Shares are held, the extent to which the holder of such Restricted Shares has rights of a shareholder and the circumstances under which such Restricted Shares shall be forfeited. The Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Shares received pursuant to this Section 9 prior to the date on which any applicable restriction established by the Committee lapses. The Participant shall have, with respect to Restricted Shares, all of the rights of a shareholder of the Company, including the right to vote the Restricted Shares and the right to receive any dividends, unless the Committee shall otherwise in the grant of such Restricted Shares. Restricted Shares may not be sold or transferred by the Participant until any restrictions that have been established by the Committee have lapsed. Upon the termination of employment of a Participant who is an Employee during the period any restrictions are in effect, all Restricted Shares shall be forfeited without compensation to the Participant unless otherwise provided in the grant of such Restricted Shares.

10.   PERFORMANCE AWARDS.

      The Committee may grant, either alone or in addition to other awards granted under this Plan, awards of Shares based on the attainment, over a specified period, of individual performance targets or other parameters to such Participants as the Committee authorizes and under such terms as the Committee establishes. Performance Awards shall entitle the Participant to receive an award if the measures of performance established by the Committee, are met. The Committee, shall determine the times at which Performance Awards are to be made and all conditions of such awards. The Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Shares received pursuant to this Section 10 prior to the date on which any applicable restriction or performance period established by the Committee lapses. Performance Awards may be paid in Shares, Restricted Shares, or other securities of the Company, cash or any other form of property that the Committee shall determine. Unless otherwise provided in the Performance Award, a Participant who is an Employee must be an Employee at the end of the performance period in order to receive a Performance Award, unless the Participant dies, has reached Retirement or incurs a Disability or under such other circumstances as the Committee may determine.

11.   GENERAL PROVISIONS.

      11.1 Any assignment or transfer of any awards granted under this Plan may be effected only if such assignment or transfer does not violate the terms of the award.

      11.2 Nothing contained herein shall require the Company to segregate any monies from its general funds, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant for any year.

      11.3 Participation in this Plan shall not affect the Company's right to discharge a Participant or constitute an agreement of employment between a Participant and the Company.

      11.4  This  Plan  shall  be  interpreted  in  accordance   with,  and  the
enforcement of this Plan shall be governed by, the laws of The Bahamas, subject to any applicable United States federal or state securities laws.

12.   AMENDMENT, SUSPENSION, OR TERMINATION.

      12.1 GENERAL RULE. Except as otherwise required under applicable rules of a Nasdaq Market or a securities exchange or other market where the securities of the Company are traded or applicable law, the Board may suspend, terminate or amend this Plan, including but not limited to such amendments as may be necessary or desirable resulting from changes in the United States federal income tax laws and other applicable laws without the approval of the Company's shareholders or Participants; provided, however, that no such action shall adversely affect any awards previously granted to a Participant without the Participant's consent.

      12.2  COMPLIANCE  WITH RULE 16B-3.  With respect to any person  subject to
Section 16 of the Exchange Act, transactions under this Plan are intended to comply with the requirements of Rule 16b-3 under the Exchange Act, as applicable during the term of this Plan. To the extent that any provision of this Plan or action of the Committee or its delegates fail to so comply, it shall be deemed null and void.

13.   EFFECTIVE DATE AND DURATION OF PLAN.

      This Plan shall be effective on August 15, 1996. No award shall be granted under this Plan subsequent to August 15, 2006.

14.   TAX WITHHOLDING.

      The Company shall have the right to (i) make deductions from any settlement of an award, including delivery or vesting of Shares, or require that Shares or cash, or both, be withheld from any award, in each case in an amount sufficient to satisfy withholding of any federal, state or local taxes required by law or (ii) take such other action as may be necessary or appropriate to satisfy any such withholding obligations. The Committee may determine the manner in which such tax withholding shall be satisfied, and may permit Shares (rounded up to the next whole number) to be used to satisfy required tax withholding based on the Fair Market Value of such Shares as of the Settlement Date of the applicable award.

                                 EXHIBIT 10.7(A)














                            STEINER LEISURE LIMITED



                         NON-EMPLOYEE DIRECTORS' SHARE
                                  OPTION PLAN





                            ADOPTED OCTOBER 8, 1996


                             AMENDMENT NO. 1 DATED

                               FEBRUARY 10, 1997

                            STEINER LEISURE LIMITED
                   NON-EMPLOYEE DIRECTORS' SHARE OPTION PLAN


      1.    INTRODUCTION.

      This plan shall be known as the "Steiner Leisure Limited Non- Employee Directors' Share Option Plan" (this "Plan"). This Plan sets forth the terms of grants of options (each, an "Option") to purchase the common shares (the "Shares") of Steiner Leisure Limited (the "Company") to Non-Employee Directors (as defined below) of the Company. The purpose of this Plan is to advance the interests of Company and its shareholders by promoting an identity of interest between the Company's non-employee directors and its shareholders, providing non-employee directors with a proprietary stake in the Company's success and strengthening the Company's ability to attract and retain qualified non-employee directors by affording such persons an opportunity to share in the future success of the Company.

      2.    DEFINITIONS.

                  (a) Act means the Securities Act of 1933, as amended.

                  (b) Board means the Board of Directors of the Company.

                  (c)   Company means Steiner Leisure Limited.

                  (d) Date of Grant means the date as of which an Option is granted to a Non-Employee Director pursuant to Section 5 of this Plan.

                  (e) Exchange Act means the Securities Exchange Act of 1934, as amended.

                  (f) Fair Market  Value means,  on the date in question,  or if the prices described in clauses (i) and (ii), below, are not available on such date, on the latest date preceding the date in question on which such prices are available, (i) the closing sales price per share of the Shares underlying an Option on the Nasdaq Stock Market ("Nasdaq") or, if the Shares are not then traded on Nasdaq, on any national securities exchange, or (ii) if the Shares are not then traded on Nasdaq or such exchange, and are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market or (iii) if the Shares are then not listed on Nasdaq or such exchange, or traded in an over-the-counter market, such value as the Board may determine.

                  (g) Non-Employee Director means a member of the Board of Directors of the Company who is not an employee of the Company or any subsidiary (as defined under Rule 12b-2 under the Exchange Act) of the Company on a date in question.

                  (h) Options means the options to purchase Shares granted pursuant to this Plan.

                  (i)   Plan means this Steiner Leisure Limited
Directors' Share Option Plan.

                  (j) Shares means the common shares of the Company, par value (U.S.) $.01 per share.

           3.     ADMINISTRATION.

           This Plan shall be administered by the Board or a committee of the Board so designated by the Board to administer this Plan. Where the context so requires, references to the Board herein shall refer to any such committee. Subject to the provisions of this Plan, the Board shall be authorized to interpret this Plan, to establish, amend and rescind any rules and regulations relating to this Plan and to make all other determinations necessary or advisable for the administration of this Plan; provided, however, that the Board shall have no discretion with respect to the selection of directors to receive Options, the number of Shares to be received upon exercise of Options or the timing of grants of Options, all of which shall be determined in accordance with the provisions of this Plan. Notwithstanding the foregoing, the Board may amend this Plan pursuant to Section 8, below. The determinations of the Board in the administration of this Plan, as described herein, shall be final and conclusive. The Chairman of the Board and the Chief Operating Officer of the Company, and either of them, shall be authorized to implement this Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. Except as otherwise provided herein, the validity, construction and effect of this Plan and any rules and regulations relating to this Plan shall be determined in accordance with the laws of the Commonwealth of the Bahamas subject to any applicable requirements under United States federal or state securities laws.

           4.     ELIGIBILITY; OPTION AGREEMENT.

           Only Non-Employee Directors shall be eligible to receive Options under this Plan. Options shall be evidenced by written option agreements in such form as the Board shall approve.

           5.     GRANTS OF OPTIONS.

           Options shall be granted to Non-Employee Directors, subject to the limitation on the number of Shares that may be issued under this Plan as described in Section 6, below, as follows:

                  (a) GRANTS TO INITIAL DIRECTORS. Each of the initial four Non-Employee Directors (the "Initial Directors") shall be granted, on the effective date of the appointment or election of such Initial Director (the "Initial Effective Date") without the need for further action by the Board, Options to purchase that number of Shares equal to 1,250 multiplied by a fraction, the numerator of which is the number of days from the Initial
Effective Date until the scheduled date of the then next annual meeting of Shareholders of the Company ("Annual Meeting") (or, if such date has not yet been scheduled, a date approximating the date of the next Annual Meeting as determined in good faith by the Board), and the denominator of which is 365.

                  (b) ANNUAL GRANTS. On the date of each Annual Meeting during the term of this Plan, each individual elected or re-elected as a Non-Employee Director at such meeting or continuing as a Non-Employee Director shall be granted, without the need for further action by the Board, an Option to purchase 1,250 Shares.

                  (c) OTHER GRANTS. Any new Non-Employee Director who is appointed by the Board to fill a vacancy on the Board, or who is otherwise appointed or elected to the Board otherwise than at an Annual Meeting shall be granted, on the effective date of such appointment or election (the "Effective Date"), without the need for further action by the Board, an Option to purchase that number of Shares equal to 1,250 multiplied by a fraction, the numerator of which is the number of days from the Effective Date until the scheduled date of the then next Annual meeting (or, if such date has not yet been scheduled, the anniversary date of the then immediately preceding Annual Meeting or, in the absence of such date, a date approximating the date of the next Annual Meeting as determined in good faith by the Board), and the denominator of which is 365.

                  (d) EXERCISE PRICE. The exercise price of each Option shall be the Fair Market Value of the Shares on the Date of Grant.

                  (e) DURATION OF OPTIONS. Except as otherwise provided herein, the latest date on which an Option may be exercised (the "Final Exercise Date") shall be the date which is ten years from the Date of Grant.

                  (f) EXERCISE OF OPTIONS. Except as otherwise provided herein, an Option shall become exercisable one year after the Date of Grant. An Option may be exercised by giving written notice to the Secretary of the Company specifying the number of Shares to be purchased, accompanied by the full purchase price for the Shares to be purchased. An Option may not be exercised for a fraction of a Share.

                  (g) PAYMENT FOR SHARES. Shares purchased pursuant to the exercise of an Option granted under this Plan shall be paid for as follows: (i) in cash or by certified check, bank draft or money order payable to the order of the Company, (ii) through the delivery of Shares having a Fair Market Value on the last business day preceding the date of exercise equal to the purchase price, provided that, in the case of Shares acquired directly from the Company, such Shares have been held for at least six months, or (iii) by a combination of cash and Shares, as provided in clauses (i) and (ii), above.

                  (h) WITHHOLDING TAXES. Prior to issuance of the Shares upon exercise of an Option, the Option holder shall pay or make adequate provision for any applicable United States federal or state, or other tax withholding obligations of the Company. Where approved by the Board in its sole discretion, the Option holder may provide for the payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Option holder by deducting the Shares retained from the Shares with respect to which the Option was exercised. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Option holders to have Shares withheld for this purpose shall be made in writing in form acceptable to the Board.

              (i) DELIVERY OF SHARE CERTIFICATES. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the certificate evidencing the Shares underlying an Option, an Option holder shall not have any rights as a shareholder of the Company. A certificate for the number of Shares purchased pursuant to the exercise of an Option shall be issued as soon as practicable after exercise of the Option. However, the Company shall not be obligated to deliver a certificate evidencing Shares issuable under an Option (i) until, in the opinion of the Company's counsel, all applicable Bahamas and United States federal and state laws and regulations have been complied with and any applicable taxes have been paid, (ii) if the Shares are at the time traded on Nasdaq or any national securities exchange, until the Shares represented by the certificate to be delivered have been listed or are authorized to be listed on Nasdaq or such exchange, and (iii) until all other legal matters in connection with the issuance and delivery of such certificate have been approved by the Company's counsel. If the sale of Shares has not been registered under the Act, the Company may require, as a condition to exercise of the Option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Act and may require that the certificate evidencing such Shares bear an appropriate legend restricting transfer. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares.

         (j) ASSIGNMENT OR TRANSFER. Except as set forth in this Section 5(j), no Option may be transferred other than by will or by the laws of descent and distribution, and during a Non-Employee Director's lifetime an Option may be exercised only by the Non- Employee Director to whom it was granted. An Option may be transferred to a (i) Non-Employee Director's spouse, children or grandchildren (referred to herein as "Family Members"), (ii) a trust or trusts for the exclusive benefit of Family Members or (iii) a partnership in which Family Members are the only partners. Any transfer pursuant to this Section 5
(j) shall be subject to the following: (i) there shall be no consideration for such transfer, (ii) there may be no subsequent transfers without the approval of the Board and (iii) all transfers shall be made so that no liability under
Section 16(b) of the Exchange Act arises as a result of such transfer. Following any transfer, an Option shall continue to be subject to the same terms and conditions as were applicable to the Non-Employee Director immediately prior to transfer, with the transferee being deemed to be the Non-Employee Director for such purposes, except that the events of death and termination of service described in Sections 5(k) and 5(l), below, shall continue to apply with respect to the Non-Employee Director.

            (k) DEATH. Upon the death of a Non-Employee Director, all Options held by such Non-Employee Director that are not then exercisable shall immediately become exercisable. All Options held by such Non-Employee Director immediately prior to death may be exercised by his or her executor or administrator, or by the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, at any time within the three years following the date of death (but not later than the Final Exercise
Date); provided, however, that the Company shall be under no obligation to deliver a certificate representing Shares that may be issued pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the Option.

              (l) OTHER TERMINATION OF STATUS OF NON-EMPLOYEE DIRECTOR. If a Non-Employee Director ceases to be a member of the Board for any reason other than death, all Options held by such Non-Employee Director that are not then exercisable shall terminate three years following the date they first become exercisable. Options that are exercisable on the date of such termination shall continue to be exercisable for a period of three years following the date of termination (or until the Final Exercise Date, if earlier). Notwithstanding the foregoing, all Options held by a Non-Employee Director shall terminate immediately upon the termination of such Non-Employee Director's membership on the Board if such termination was based on the misconduct of such Non- Employee Director. After completion of the aforesaid three-year periods, such Options shall terminate to the extent not previously exercised, expired or terminated.

              (m) CHANGE IN CONTROL. In the event of a Change in Control (as defined below) of the Company, any Options outstanding as of the date of such Change in Control is determined to have occurred that are not yet exercisable on such date shall become fully exercisable. For purposes of this Section 5(m) a "Change in Control" means the happening of any of the following:

                  i. any transaction as a result of which a change in control of the Company would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K as in effect on the date hereof, pursuant to Sections 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirement, otherwise than through an arrangement or arrangements consummated with the prior approval of the Board;

                  ii. any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act (a) becomes the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, of more than 20% of the then outstanding voting securities of the Company, otherwise than through a transaction or transactions arranged by, or consummated with the prior approval of, the Board or (b) acquires by proxy or otherwise the right to vote for the election of directors, for any merger or consolidation of the Company or for any other matter or question, more than 20% of the then outstanding voting securities of the Company, otherwise than through an arrangement or arrangements consummated with the prior approval of the Board;

                  iii. during any period of 24 consecutive months (not including any period prior to the adoption of this Plan), Present Directors and/or New Directors cease for any reason to constitute a majority of the Board. For purposes of the preceding sentence, "Present Directors" shall mean individuals who, at the beginning of such consecutive 24 month period, were members of the Board and "New Directors" shall mean any director whose election by the Board or whose nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the Directors then still in office who were Present Directors or New Directors; or

                  iv. any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Exchange
                        Act that is the "beneficial owner" as defined in Rule 13d-3 under the Exchange Act of 20% or more of the then outstanding voting securities of the Company commences soliciting proxies.

           (n) RULE 16B-3. Options granted hereunder are required to comply with the applicable provisions of Rule 16b-3 under the Exchange Act and the award thereof shall contain such additional conditions or restrictions as may be required thereunder to qualify to the maximum extent for the exemption from
Section 16(b) of the Exchange Act available pursuant to Rule 16b-3.

           6.     SHARES AUTHORIZED.

                  (a) Subject to adjustment as provided below, the aggregate number of Shares that may be issued pursuant to Options granted under this Plan is 82,500. Such Shares may be authorized, but unissued Shares, or may be Shares reacquired by the Company and held in treasury. If any Option granted under this Plan terminates without being exercised in full, the number of Shares as to which such Option was not exercised shall be available for future grants within the limits set forth in this Section 6(a).

                  (b) Subject to any required action by the shareholders of the Company in the event of any reorganization, recapitalization, share split, share dividend, combination of shares, issuance of rights or any other change in the capital or corporate structure of the Company, the number of Shares covered by each outstanding Option and the number of Shares available for issuance under this Plan, but as to which Options have not been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise price per Share under outstanding Options, shall be adjusted equitably to reflect the occurrence of such event; provided, however, that no adjustments shall be made except as shall be necessary to preserve, rather than enlarge or reduce the value of awards under this Plan. Any such adjustment shall be made by the Board.

           7.     EFFECT AND DISCONTINUANCE.

           Neither adoption of this Plan nor the grant of Options to a Non-Employee Director hereunder shall confer upon any person any right to continued status as a director of the Company or affect in any way the right of the Company to terminate a director at any time. The Board may at any time discontinue granting Options under this Plan.

           8.     EFFECTIVE DATE; TERMINATION AND AMENDMENT OF PLAN.

                  (a) The effective date of this Plan shall be the date of its adoption by the Board of Directors and shareholders of the Company as indicated on the cover page of this Plan. The final award under this Plan shall be made on the date of the Annual Meeting in 2006, but the pertinent terms of this Plan shall continue thereafter while previously awarded Options remain outstanding.

                  (b) The Board may terminate or amend this Plan as it shall deem advisable or to conform to any change in any law or regulation applicable thereto; provided, however, that the Board may not make any amendment that would reduce any award previously made under this Plan.

           9.     GENERAL PROVISIONS.

                  (a) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or benefits to Non-Employee Directors that the Company now has or may hereafter put into effect.

                  (b) Options awarded hereunder and Shares underlying such Options shall be held by the Non-Employee Director for such period of time required so as to avoid liability under Section 16(b) of the Exchange Act.

                  (c) Headings are given to sections of this Plan solely as a convenience to facilitate reference and are not intended to affect the meaning of any provision hereof. The references herein to any statute, regulation or other provision of law shall be construed to refer to any amendment or successor to such provisions.

                                  EXHIBIT 10.11


                        DEFERRED COMPENSATION AGREEMENT


           DEFERRED COMPENSATION AGREEMENT made effective the 31ST day of DECEMBER , 1996, by and between STEINER LEISURE LIMITED., a Bahamian corporation (hereinafter referred to as "Company"), and LEONARD FLUXMAN, a resident of Dade County, Florida (hereinafter referred to as "Employee").


                             W I T N E S S E T H :

           WHEREAS, Company has heretofore employed Employee as an executive of the Company;

           WHEREAS, Employee's past services to the Company have contributed to the success of the Company;

           WHEREAS,   The  Company   desires  to  recognize   the  valuable  and
meritorious services performed on behalf of the Company by Employee and to offer him an incentive to remain as an employee of the Company;

           WHEREAS, The parties hereto desire to set forth in writing the terms and conditions of their understandings and agreements.

           NOW, THEREFORE, the parties hereto, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, hereby agree as follows:

           1. RECITALS. The foregoing statements and recitals are true and correct and are incorporated herein by this reference.

           2. DEFERRED  COMPENSATION.  Employee may elect,  in  accordance  with
Section 3 of this Agreement, to defer annually the receipt of a portion of the Incentive Bonus ("Bonus") that Employee may be entitled to receive annually under the provisions of that certain Employment Agreement ("Employment Agreement") entered into between Employee and the Company or such greater amount as the Board of Directors of the Company may from time to time approve in writing. Any amount of said Bonus deferred pursuant to this Section shall be recorded by the Company in a deferred compensation account ("Account") maintained in the name of Employee. Upon Employee's election to defer receipt of said portion of or all of the Bonus, Company shall credit such amount to the Account at such time as the amount would otherwise be payable to Employee and shall also credit to the Account whatever earnings, if any, the investment of the Account may have produced. All right, title and interest in and to all amounts credited to the Account shall at all times be the sole and absolute property of Company and shall in no event be deemed to constitute a fund or collateral security for the payment under this Agreement. All amounts credited to the Account shall for all purposes be a part of the general funds of Company. To the extent that Employee or his designee acquires a right to receive payments under this Agreement such right shall be not greater than the right of any unsecured general creditor of Company. Neither Employee nor his designee shall have any interest whatsoever in any amount credited to the account. Amounts credited to Employee's Account may hereinafter be sometimes referred to as "Deferred Compensation".

           3. ELECTION BY EMPLOYEE. An election to defer receipt of all or a portion of Employee's Bonus shall be made in writing and shall become effective upon filing with the Company. An election shall remain in effect unless Employee amends or terminates the election by a notice in writing filed with Company. An amendment or termination of election shall be applicable only prospectively to Employee's Bonus and shall apply for the fiscal year immediately following the fiscal year of filing such notice with the Company, and shall not affect amounts previously credited to the Account. Employee may not amend or terminate the election with respect to the method or time of payment of the amounts credited to the Account.

           4. DISTRIBUTION. If Employee terminates employment other than on account of death then all amounts credited to Employee's Account shall be paid to Employee, at the time and in the manner specified in Employee's election filed with Company. Employee may elect to receive all amounts credited to his Account in one lump sum or in a specified number of equal annual installment payments. The date on which such lump sum payment shall be made, or the date on which the initial installment shall be paid, shall be specified in the form of election filed with Company and shall be determined by reference to the date on which Employee ceases to serve Company as an Employee. In the event that Employee dies prior to the termination of his employment no amounts credited to Employee's Account will be paid him.

           5. BENEFICIARY DESIGNATION. Subject to the provisions of Section 4, in the event that Employee shall die after terminating his employment but before all amounts credited to his Account shall have been paid to him, Company shall make payment of the balance of the amount in his Account to such person or persons as Employee shall designate by notice in writing filed with Company. Such payment shall be made in one lump sum or in equal annual installments, at the election of Employee. In the event that Employee shall fail to designate any beneficiary, then the balance of the amount in Employee's Account shall be paid to Employee's estate in one lump sum.

           6. LIFE INSURANCE. It is understood and agreed that Company shall be under no obligation whatsoever to purchase any life insurance policy, annuity policy, or to otherwise fund the Employee's Deferred Compensation hereunder. In the event that Company shall voluntarily elect to purchase any such medium of funding, Company shall be the absolute owner thereof and Employee shall have no rights therein. It is specifically understood and agreed that payment of Employee's Deferred Compensation hereunder shall at all times remain the general unsecured obligation of Company and any medium of funding so purchased by Company shall be the sole, exclusive and unrestricted property of Company. In any and all events, whether or not any such medium of funding is in fact purchased by Company, Company's liability to pay Deferred Compensation hereunder shall be limited to the aggregate sums and the manner of payment hereinabove set forth in the previous paragraphs of this Agreement.

           7. SPENDTHRIFT PROVISION. The Deferred Compensation payable hereunder shall not be subject to assignment and shall not be transferable by Employee or by any other party, nor shall same be subject to attachment, garnishment, execution or any other legal process by any creditor of Employee or Employee's estate; and Employee shall have no right to alienate, hypothecate, encumber or dispose of his right to receive all or any portion of the Deferred Compensation herein set forth; provided, however, that if, at the time of the death of Employee during his employment with Company, Employee is obligated to Company in any manner whatsoever, it is specifically recognized and agreed that the first amounts due to be paid hereunder as Deferred Compensation shall instead be used to satisfy Employee's obligations to Company in the order in which such payments are due hereunder. In the event that there is more than one named beneficiary of the Deferred Compensation due hereunder, such reduction and offset in such payments for reimbursements to Company shall be taken pro rata from the payments due to the respective beneficiaries hereunder in accordance with the respective amounts due to all such beneficiaries.

           8. RIGHT OF EMPLOYMENT. Nothing herein contained shall be construed or interpreted as giving Employee the right to be retained in the service and employment of Company, and Company and Employee each severally reserve the rights to terminate such employment for any reason whatsoever in accordance with such respective rights of termination as existed prior to the date of this Agreement or may exist in the future.

           9. COOPERATION FOR EXAMINATION. In the event that Company voluntarily elects to purchase one or more life insurance policies or other media of funding with respect to any Deferred Compensation hereunder which purchase requires any one or more medical examinations of Employee, the giving of financial or other information by Employee to any party (including but not limited to an insurance company) or any similar act requiring the cooperation of Employee, Employee shall fully cooperate with Company in the giving of such financial and other information and the submission to any such medical or other examination. Upon the failure of Employee to so cooperate in accordance with the provisions of this paragraph, or if Employee makes any misrepresentation or false statement, or omits any material statement of fact, or effects any other act of omission or commission which results in the failure of any insurance company to effect payments of death benefits under any such insurance policy, annuity or other medium of funding which Company voluntarily elects to purchase, then, upon the occurrence of any one or more of the foregoing events, this Agreement shall terminate and be of no further force or effect, and in such event, Company shall have no obligation for the payment of any Deferred Compensation.

           10. INCOME TAX WITHHOLDING. If Company shall be required under applicable law to withhold federal income or any other taxes of any kind or description with regard to any Deferred Compensation to be paid under this Agreement, including but not limited to federal withholding of income tax, federal social security taxes or any state or local governmental taxes of any kind, then any and all of such taxes shall be withheld prior to the payment of Deferred Compensation hereunder.

      11.   MISCELLANEOUS.

            (a) This  Agreement  shall be  binding  upon and shall  inure to the
benefit   of  the   respective   parties   hereto   and  the   heirs,   personal
representatives, successors and assigns of each of them.

            (b) This Agreement contains the entire understanding and agreement of the parties hereto and no future understanding or amendment shall be binding unless reduced to writing and signed by both parties.

            (c) This Agreement shall be construed and enforced in accordance with the substantive and remedial laws of the State of Florida. In the event of any dispute hereunder, the parties hereby agree that such dispute shall be resolved by and in any court of competent jurisdiction geographically situate in Dade County, Florida, and both parties hereby agree to submit to the personal jurisdiction of such court.

            (d) This Agreement may not be altered, amended, or modified except in a writing executed by all parties hereto.

            (e) Any party's failure to insist on compliance or enforcement of any provision of this Agreement shall neither affect its validity or enforceability or constitute a waiver of future enforcement of that provision or any other provision of this Agreement.

            (f) No part of this Agreement will be affected if any other part of it is held invalid or unenforceable.

            (g) This Agreement shall terminate upon the first occurrence of any of the following events:

                  (i) A termination of the employment of Employee for any reason whatsoever under the provisions of the Employment Agreement or any renewal or extension thereof.

                  (ii) A voluntary termination hereof by Company and Employee which voluntary termination shall be binding and conclusive upon the parties hereto and all heirs, personal representatives, successors and assigns of any or all of them.

            Notwithstanding any termination of this Agreement, each party shall continue to have any right to enforce any right that such party had under this Agreement at the time of termination of this Agreement.

            (h) If any term, provision, or condition of this Agreement shall be found by any court competent jurisdiction to be against public policy, illegal or void in any manner whatsoever, and such determination shall be upheld upon exhaustion of all appeals, such determination shall have the effect of terminating this Agreement AB INITIO and in such event this entire Agreement shall be rendered null, void and of no further force or effect and Company shall have no financial or other obligations hereunder to Employee, or any other person hereunder.

            (i) Any headings preceding the text of the several paragraphs hereof are inserted solely for the convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

      12. NOTICES. Any notice or election required or permitted to be given hereunder shall be in writing and shall be deemed to be given upon the date it is personally delivered to Employee or to an officer of the corporation other than LEONARD FLUXMAN or three business days after it is sent by registered or certified mail, return receipt requested addressed to such addressee at the address set forth in the Employment Agreement or any other address notified by a party to the other party in writing.

      IN WITNESS WHEREOF, the parties have caused this Deferred Compensation Agreement to be duly executed as of the day and year first above written.

                                          STEINER LEISURE LIMITED


                                          By:/S/ CLIVE E. WARSHAW
                                             -----------------------------------
                                             Clive E. Warshaw, Chairman
                                             of the Board and Chief
                                             Executive Officer


                                             /S/ LEONARD I. FLUXMAN
                                             -----------------------------------
                                             Leonard I. Fluxman

                                  EXHIBIT 10.12


                       SPLIT-DOLLAR INSURANCE AGREEMENT

            AGREEMENT MADE effective the __th day of _____, 1997, by and between STEINER LEISURE LIMITED, a Bahamian corporation, (hereinafter referred to as the "Company") and LEONARD FLUXMAN, a resident of Dade County, Florida (hereinafter referred to as the "Insured").

                             W I T N E S S E T H :

            WHEREAS, the Insured desires to insure his life, for the benefit and protection of his family; and

            WHEREAS, Company desire to assist Insured providing insurance for the benefit and protection of his family by paying the full amount of premiums due on the policy on the Insured's life; and

            WHEREAS, the Insured will be the owner of the policy of insurance on his life acquired pursuant to the terms of this Agreement, the policy will be assigned to the Company as security for the repayment of the amount which the Company will contribute toward payment of the premiums due on said policy;

            NOW, THEREFORE, the parties hereto, for and in consideration of the mutual covenants herein contained, the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt whereof is hereby acknowledged, and intending to be legally bound, hereby agree as follows:

            1. APPLICATION FOR INSURANCE. Insured agrees to apply for one or more policies (each a "Policy" and collectively the "Policies") of life insurance covering the life of Insured from such companies, in such types and face amounts, and on such terms and conditions as shall be referred to in Exhibit "A" attached hereto and made a part of this Agreement listing the insurer (the

"Insurer"), the face amount, the type and premium of each such policy.

            2. INCIDENTS OF OWNERSHIP. The Insured shall be the sole and absolute owner of any and all Policies and may exercise all ownership rights and incidents of ownership granted to the owner of each such Policy by Insurer, except as may expressly provided to the contrary in this Agreement. It is the intention of the parties that the Insured retain all rights that each such Policy grants to the owner thereof, except Company's right to be repaid the amounts that it pays toward the premiums on each such Policy. Specifically (but not limited thereto), Company may neither have nor exercise any rights as collateral assignee of each such Policy that could in any way defeat or impair the Insured's right to receive the cash surrender value or the death proceeds of each such Policy in excess of the amount due to Company under this Agreement. All provisions of the collateral assignment to the Company described in Section 5 below shall be construed so as to carry out such intention.

            3. DIVIDENDS. All dividends declared on each Policy may be applied to buy one-year term insurance on the life of the Insured, in an amount equal to such Policy's cash value as of such Policy's next anniversary date. If the premium for such term insurance is less than the amount of such dividend, then the balance of such dividend shall be used to reduce the premiums payable on such Policy. If such dividend is not adequate to buy the required amount of one-year term insurance on the life of the Insured, then the entire dividend may be applied to buy such term insurance on his life. The parties hereto agree that the dividend election provisions of each Policy shall conform to the provisions of this section.

            4. PREMIUM PAYMENTS. Except as otherwise provided in this Agreement, on or before the due date of each Policy premium, or within the grace period provided in each Policy, Company shall pay the full amount of such premium to the Insurer, and shall, upon request, promptly furnish to the Insured evidence of timely payment of each such premium. Company shall annually furnish to Insured a statement of the amount of income reportable by him for federal income tax purposes as a result of such premium payments.

          5. RIGHT OF REPAYMENT. To secure the repayment to the Company of the amount of premiums on each Policy paid by it hereunder, the Insured has,
contemporaneously   herewith,   assigned  the  Policy  to  the  Company  as
collateral, under the form used by the Insurer to such assignments, which collateral assignment specifi-cally limits the Company's right thereunder to the repayment of the amounts it paid towards premiums on such Policy. Such repayment shall be made from such Policy's cash surrender value if this Agreement is terminated or if the Insured surrenders or cancels such Policy, or from such Policy's death proceeds, if the Insured should die while such Policy and this Agreement remain in force. In no event shall the Company have any right to borrow against such Policy. Each Policy's collateral assignment shall not be terminated, altered, or amended by the Insured without the express written consent of the Company. The parties hereto agree to take all actions necessary to cause such collateral assignment to conform to the provisions of the Agreement.

            6.    RIGHTS OF THE INSURED IN THE POLICY.

                  6.1 RIGHTS OF THE COMPANY PROTECTED. The Insured shall take no action with respect to each Policy that would in any way compromise or jeopardize the Company's right to be repaid the amount it paid towards such Policy's premiums, without the Company's express written consent.

                  6.2 RIGHT TO BORROW. The Insured may pledge or assign such Policy, subject to the terms and conditions of this Agreement, in order to secure a loan from the Insurer or from a third party, in an amount that shall not exceed such Policy's cash surrender value as of the most recent date on which the premiums have been paid, less the amount of the premiums on such Policy paid by the Company. Interest charges on such loan shall be the responsibility of and shall be paid by the Insured. For each Policy year in which the Insured borrows against such Policy, the Company shall be correspondingly relieved of its obligation to pay any amounts towards premiums for that particular Policy year.

                  6.3 RIGHT TO CANCEL. The Insured shall have the sole right to surrender or cancel such Policy and to receive such Policy's full cash surrender value directly from the Insurer. Notwithstanding the foregoing, upon any surrender or cancellation of such Policy, the Company shall have the unqualified right to receive a portion of the cash surrender value equal to the total amount of the premiums paid by it under this Agreement. Immediately upon receipt of the cash value, the Insured shall pay to the Company the portion of such cash value to which it is entitled under this Agreement, and shall retain the balance, if any.

            7.    UPON THE INSURED'S DEATH.  Upon the death of the
Insured, the Company and the Insured shall promptly take all action necessary to obtain the death benefit provided under each Policy. The Company shall have the unqualified right to receive a portion of such death benefits equal to the total amount of the premiums paid by it under this Agreement. The balance of the death benefits provided under each Policy, if any, shall be paid directly to the beneficiary designated by the Insured in the manner and in the amount provided in such Policy's beneficiary designation provisions. In no event shall the amount payable to the Company under this Agreement exceed each Policy proceeds payable at the death of the Insured. No amount shall be paid from such death benefits to the beneficiary designated by the Insured until the full amount due to the Company has been paid. The parties agree that the beneficiary designation provision of each Policy shall conform to the provisions of this Agreement.

            8. RELEASE OF COLLATERAL ASSIGNMENT. For sixty (60) days after the date this Agreement is terminated, the Insured shall have the option of obtaining the release of the collateral assignment of each Policy to the Company. The Insured may exercise this option by repaying Company the total amount of the premium payments Company has made under this Agreement, and upon receipt of such amount, Company shall release the Employee's collateral assignment of each Policy by its execution and delivery of an appropriate instrument of release. If the Insured fails to exercise such option within the said sixty (60) day period, then, at the Company's written request, he shall execute any document required by the Insurer to transfer his interest in such Policy to the Company. Alternatively, the Company may enforce its right to be repaid the amount of each Policy premiums paid by it from the Policy's cash surrender value under such Policy's collateral assignment, and if the cash surrender value exceeds the amount of such premium payments, the excess will be paid to the Insured.

            9. TERMINATION. This Agreement shall automatically terminate upon cessation of Insured's employment with Company. In addition, this Agreement may be terminated by either party giving written notice to the other party of such intention to terminate. Such notice, if given, shall be given at least thirty
(30) days prior to the date on which the next premium on each Policy purchased in accordance herewith is due and payable; and within thirty (30) days after the receipt of any such notice of intention to terminate, the Insured shall have the right and option to assume Company's interest in and to the Policy from Company by paying to the Company an amount equal to the aggregate amount of premiums that the Company paid for such Policy. Notwithstanding such termination, each party shall continue to have the right to enforce any right that such party had at the time of termination under this Agreement. In the event of such purchase by Insured, Company shall execute all documents which may be necessary or advisable to release or otherwise transfer its interest in the Policy to the Insured.

            10. INSURER PROTECTED. The Insurer shall be fully discharged from its obligations under each Policy by payment of such Policy's death benefit to the beneficiary named in each such Policy, subject to such Policy's terms and conditions. In no event shall the Insurer be considered a party to this Agreement. No provision of this Agreement shall in any way be construed as enlarging, changing, varying, or in any other way affecting the Insurer's obligations as expressly provided in such Policy, except insofar as the provisions of this Agreement are made a part of such Policy by the collateral assignment document executed by the Insured and filed with the Insurer in connection with this Agreement.

            11. THE COMPANY AS FIDUCIARY. The Company is the named fiduciary under this Agreement and as such it shall have the authority to control the administration of this Agreement. The Company will make all determinations relating to the rights and benefits conferred by this Agreement, and its decision regarding any claim by the Insured or his beneficiary for benefits under this Agreement must be stated in writing and delivered or mailed to the Insured or such beneficiary. Such decision shall set forth the specific reasons for any such denial.

            12. GOVERNING LAW. This Agreement shall be executed and delivered in the State of Florida and shall be construed and enforced in accordance with the laws of such State. In the event of any dispute hereunder, the parties hereby agree that such dispute shall be resolved by and in any court of competent jurisdiction geographically situate in Dade County, Florida, and both parties hereby agree to submit to the personal jurisdiction of such court.

            13. MODIFICATION. This Agreement may not be altered, amended, or modified except in a writing executed by all parties hereto.

            14. BINDING AGREEMENT. This Agreement is binding on and enforceable by and against the parties, their successors, legal representatives, and assigns.

            15. NOTICES. Any notice or election required or permitted to be given hereunder shall be in writing and shall be deemed to be given upon the date it is personally delivered to Employee or to an officer of the corporation other than LEONARD FLUXMAN or three business days after it is sent by registered or certified mail, return receipt requested addressed to such addressee at the address set forth in any employment agreement entered into between the parties hereto and in effect or any other address notified by a party to the other party in writing.

            16. WAIVER. Any party's failure to insist on compliance or enforcement of any provision of this Agreement shall neither affect its validity or enforceability or constitute a waiver of future enforcement of that provision or any other provision of this Agreement.

            17.   COPIES.   More than one (1) copy of this Agreement
may be executed and all parties agree and acknowledge that each executed copy shall be a duplicate original.

            18. SEVERABILITY. No part of this Agreement will be affected if any other part of it is held invalid or unenforceable.

            19. HEADINGS. Any headings preceding the text of the several paragraphs hereof are inserted solely for the convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

            20. ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement of the parties hereto and no future understanding or amendment shall be binding unless reduced to writing and signed by both parties.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                          STEINER LEISURE LIMITED


                                          By:/S/ CLIVE E. WARSHAW
                                             -----------------------------------
                                             Clive E. Warshaw, Chairman
                                             of the Board and Chief
                                             Executive Officer


                                             /S/ LEONARD I. FLUXMAN
                                             -----------------------------------
                                             Leonard I. Fluxman